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                                                                    EXHIBIT 10.5

                             INTERCREDITOR AGREEMENT

                  This Intercreditor Agreement (this "Agreement") is entered into as of July 15, 2003, by and among Fleet Capital Corporation, as administrative and collateral agent (together with any successor administrative agent, the "Administrative Agent") for the Revolving Credit Lenders and Term Loan B Lenders (as defined herein) under the Credit Agreement (as defined herein), Wilmington Trust Company, as trustee (in such capacity together with any successor trustee, the "Trustee") and as notes collateral agent (in such capacity, together with any successor notes collateral agent, the "Notes Collateral Agent") for the Noteholders (as defined herein) under the Indenture (as defined herein), Jacuzzi Brands, Inc., a Delaware corporation (the "Parent"), Eljer Plumbingware, Inc., a Delaware corporation ("Eljer"), Gatsby Spas, Inc., a Florida corporation ("Gatsby"), Jacuzzi, Inc., a Delaware corporation ("Jacuzzi"), Rexair, Inc., a Delaware corporation ("Rexair"), Sundance Spas, Inc., a California corporation ("Sundance"), Zurn PEX, Inc., (formerly known as United States Brass Corporation) ("US Brass"), BathCraft Inc., ("BathCraft"), Redmont, Inc. ("Redmont"), USI Global Corp. ("USI Global"), USI American Holdings, Inc. ("USI American Holdings"), JUSI Holdings, Inc. (JUSI Holdings"), Zurco, Inc. ("Zurco"), and Zurn Industries, Inc., a Pennsylvania corporation ("Zurn") (Parent, Eljer, Gatsby, Jacuzzi, Rexair, Sundance, US Brass, BathCraft, Redmont, USI Global, USI American Holdings, JUSI Holdings, Zurco and Zurn, each a "Borrower" and collectively, the "Borrowers").

                                    RECITALS

                  A. Borrowers, the other Loan Parties, the Administrative Agent and the Lenders are parties to a certain Loan and Security Agreement of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time, and including any agreement governing indebtedness incurred to refinance, replace, extend, renew, refund, repay, prepay, redeem, purchase, defease or retire, or issued in exchange or replacement for, the indebtedness and other obligations thereunder, the "Credit Agreement"), pursuant to which the Lenders have agreed to make loans and extend other financial accommodations to Borrowers and the other Loan Parties.

                  B. Parent, the other Loan Parties and the Trustee are parties to a certain Indenture of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time, and including any agreement governing indebtedness incurred to refinance, replace, extend, renew, refund, repay, prepay, redeem, purchase, defease or retire, or issued in exchange or replacement for, the indebtedness and other obligations thereunder, the "Indenture"), pertaining to certain 9 5/8% senior secured notes due 2010 (the "Senior Notes") issued pursuant to the Indenture evidencing indebtedness of Parent.

                  C. Parent, the other Borrowers and the Loan Parties have granted to the Administrative Agent and the Notes Collateral Agent liens against and security interests in the Collateral (as defined herein) as security for payment and performance of the Senior Lender Obligations and the Senior Noteholder Obligations, respectively (each as defined herein).



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                  D. To induce the Administrative Agent and the other Lenders to enter into the Credit Agreement, the Trustee to enter into the Indenture and the Notes Collateral Agent to enter into the Notes Collateral Agency Agreement (as such term is defined in the Indenture), the Administrative Agent, on the one hand, and the Trustee and the Notes Collateral Agent, on the other hand, have each required the other to enter into this Agreement so as to set forth the relative priority of their respective liens against and security interests in the Collateral and certain other rights, priorities and limitations on the exercise of remedies as between the Administrative Agent, on the one hand, and the Trustee and the Notes Collateral Agent, on the other hand.

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows.

1. DEFINITIONS.

         Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in Appendix A hereto. In the absence of such definitions, any other terms used herein will have the meanings ascribed thereto by the Uniform Commercial Code to the extent the same are defined therein or in the Credit Agreement, as the case may be.

2. INTERCREDITOR AGREEMENTS

         2.1. LIEN PRIORITIES. Notwithstanding the date, manner or order of perfection of the security interests and liens granted to the Administrative Agent and the Trustee or the Notes Collateral Agent, and notwithstanding any provisions of the Uniform Commercial Code, or any applicable law or decision or the Senior Lender Documents or the Senior Noteholder Documents, or whether either the Administrative Agent or the Trustee or the Notes Collateral Agent holds possession of all or any part of the Collateral, the following, as between the Administrative Agent, on the one hand, and the Trustee and the Notes Collateral Agent, on the other hand, shall be the relative priority of the security interests and liens of the Administrative Agent, on the one hand, and the Trustee and the Notes Collateral Agent, on the other hand, in the
Collateral:

                  (a) The Administrative Agent shall have a first and prior security interest in the Senior Lender Priority Collateral and the Trustee and the Notes Collateral Agent shall have a second and subordinate security interest in the Senior Lender Priority Collateral; and

                  (b) The Trustee and the Notes Collateral Agent shall have a first and prior security interest in the Senior Noteholder Priority Collateral and the Administrative Agent shall have a second and subordinate security interest in the Senior Noteholder Priority Collateral.

Without limiting the generality of the foregoing, with respect to any and all intercompany notes that constitute part of the Senior Lender Priority Collateral, regardless of whether Parent, another Borrower or another Loan Party is the obligor on any such intercompany note and regardless of whether any such intercompany note is subordinated to the Senior Lender Obligations and/or the




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Senior Noteholder Obligations, any and all payments thereunder or proceeds thereof shall be distributed first to the Administrative Agent until the Senior Lender Obligations shall have been Paid in Full and the remaining balance to the Notes Collateral Agent for application in accordance with the Senior Noteholder Documents.

         Neither the Administrative Agent, on the one hand, nor the Trustee, or the Notes Collateral Agent, on the other hand, shall contest, or support any other Person in contesting, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Collateral granted to the other. Notwithstanding any failure by either the Administrative Agent, on the one hand, or the Trustee or the Notes Collateral Agent, on the other hand, to perfect its security interests in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the Administrative Agent, the Trustee or the Notes Collateral Agent, the priority and rights as between the Administrative Agent, on the one hand, and the Trustee and the Notes Collateral Agent, on the other hand, shall be as set forth herein.

         2.2. ENFORCEMENT ACTIONS.

                  (a) Upon the occurrence and during the continuance of an event of default under the Senior Lender Documents, the Administrative Agent may, at its option, take and continue any Enforcement Action with respect to the Senior Lender Obligations and, subject to the terms of this Agreement, the Senior Lender Priority Collateral. The Administrative Agent shall provide written notice to the Trustee in the event that the Administrative Agent takes any Enforcement Action. Until written notice by the Administrative Agent to the Trustee that the Senior Lender Obligations have been Paid In Full, neither the Trustee nor the Notes Collateral Agent shall (i) take, or support any other Person in taking, any Enforcement Action with respect to the Senior Lender Priority Collateral or (ii) other than to enforce any rights of the Trustee or the Notes Collateral Agent expressly set forth herein, contest, protest or object, or support any other Person in contesting, protesting or objecting, to any Enforcement Action brought by or otherwise taken by the Administrative Agent with respect to the Senior Lender Obligations and the Senior Lender Priority Collateral.

                  (b) The Administrative Agent's rights with respect to the Senior Lender Priority Collateral shall include the right to release any or all of such Senior Lender Priority Collateral from its security interest therein and the security interest of the Trustee therein (without any further action on the part of the Trustee or the Notes Collateral Agent) in connection with any sale or other disposition of such Senior Lender Priority Collateral, even if the net proceeds of any such sale or other disposition may not be used to permanently prepay the Senior Lender Obligations. Without limiting the foregoing, if the Administrative Agent shall determine, in connection with any sale or other disposition of any Senior Lender Priority Collateral that the release of the security interest of the Trustee or the Notes Collateral



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

         Agent on any such Senior Lender Priority Collateral in connection with any such sale or other disposition is necessary or advisable, the Trustee and/or the Notes Collateral Agent shall execute and deliver such release documents and instruments and shall take such further actions as the Administrative Agent shall request. Each of the Trustee and the Notes Collateral Agent hereby appoints the Administrative Agent and any officer or duly authorized person of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Trustee or Notes Collateral Agent, as the case may be, and in the name of the Trustee or Notes Collateral Agent, as the case may be, or in the Administrative Agent's own name, from time to time, in the Administrative Agent's discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable). Each of the Trustee and the Notes Collateral Agent hereby ratifies all that said attorneys shall do or cause to be done under this paragraph. Upon the Payment In Full of the Senior Lender Obligations, any remaining proceeds shall be for the benefit of and be promptly paid over to the Trustee for application in accordance with the terms of the Senior Noteholder Documents and, after Payment in Full of the Senior Noteholder Obligations, any remaining proceeds shall revert to the applicable Loan Party.

                  (c) Upon the occurrence and during the continuance of an event of default under the Senior Noteholder Documents, the Trustee or the Notes Collateral Agent may, at its option, take and continue any Enforcement Action with respect to the Senior Noteholder Obligations and, subject to the terms of this Agreement, the Senior Noteholder Priority Collateral. The Trustee or the Notes Collateral Agent, as the case may be, shall provide written notice to the Administrative Agent in the event that it takes any Enforcement Action (it being understood that its ability to take any such Enforcement Action is subject to the terms of this Agreement). Until written notice by the Trustee to the Administrative Agent that the Senior Noteholder Obligations have been Paid In Full, the Administrative Agent shall not (i) take, or support any other Person in taking, any Enforcement Action with respect to the Senior Noteholder Priority Collateral, or (ii) other than to enforce any rights of the Administrative Agent expressly set forth herein, contest, protest or object, or support any other Person in contesting, protesting or objecting, to any Enforcement Action brought by or otherwise taken by the Trustee or the Notes Collateral Agent with respect to the Senior Noteholder Obligations and the Senior Noteholder Priority Collateral.

                  (d) The Trustee's and the Notes Collateral Agent's rights with respect to the Senior Noteholder Priority Collateral shall include the right to release any or all of such Senior Noteholder Priority Collateral from its security interest therein and the security interest of the Administrative Agent therein (without any further action on the part of the Administrative Agent) in connection with any sale or other disposition of such Senior Noteholder Priority Collateral, even if the net proceeds of any such sale or other disposition may not be used to permanently prepay the Senior Noteholder Obligations. Without limiting the foregoing, if the Trustee or the Notes Collateral Agent shall determine, in connection with any sale or other disposition of any Senior Noteholder Priority Collateral that the release of the security interest of the Administrative Agent on any such Senior Noteholder Priority Collateral in connection with any such sale or other disposition is necessary or advisable, the Administrative Agent shall execute and deliver such release documents and instruments and shall take such further actions as the Trustee or the Notes Collateral Agent, as the case may be, shall request. The Administrative Agent hereby appoints the Trustee and/or the Notes Collateral Agent and any officer or duly authorized person of the Trustee and/or the Notes Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Administrative Agent and in the name of the Administrative Agent or in the Trustee's or the Notes Collateral Agent's own name, from time to time, in the Trustee's or the Notes Collateral Agent's discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable). The Administrative Agent hereby ratifies all that said attorneys shall do or cause to be done under this paragraph. Upon the Payment In Full of the Senior Noteholder Obligations, any remaining proceeds shall be for the benefit of and be promptly paid over to the Administrative Agent for application in accordance with the terms of the Senior Lender Documents and, after Payment in Full of the Senior Lender Obligations, any remaining proceeds shall revert to the applicable Loan Party.

                  (e) Notwithstanding the foregoing, each of the Trustee and the Notes Collateral Agent acknowledges that prior to the date (the "ACQUISITION DATE") that the Trustee or the Notes Collateral Agent acquires an ownership or possessory interest in the Senior Noteholder Priority Collateral pursuant to the exercise of its rights under the Senior Noteholder Documents or under applicable law, the Administrative Agent or its representatives or invitees may enter upon any of the real property included within the Senior Noteholder Priority Collateral at any time, and without any interference by the Trustee or the Notes Collateral Agent, to inspect or remove any or all of the Senior Lender Priority Collateral, including, without limitation, by public auction or private sale pursuant to the provisions of Section 2.2(g) below.

                  (f) From and after the Acquisition Date, the Trustee and the Notes Collateral Agent will permit upon written notice or continue to permit the Administrative Agent and its representatives and invitees to occupy and remain upon any of the real estate included within the Senior Noteholder Priority Collateral; PROVIDED, that such period of occupation (the "DISPOSITION PERIOD") shall not exceed four (4) months from the earlier to occur of (i) the date the Administrative Agent receives written notice from the Trustee or the Notes Collateral Agent that the Acquisition Date has occurred or will occur, or (ii) the date the Administrative Agent first enforces its security interests in the Senior Lender Priority Collateral located on such property. In addition, before and during the Disposition Period, the Administrative Agent and its representatives and invitees may use such of the Senior Noteholder Priority Collateral as is necessary or desirable to complete the manufacture and processing of any inventory (including, without limitation, raw materials and work-in-process) included within the Senior Lender Priority Collateral.



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


                  (g) Before and during any Disposition Period, the Administrative Agent and its representatives and invitees may inspect, repossess, remove and otherwise deal with the Senior Lender Priority Collateral, and the Administrative Agent may advertise and conduct public auctions or private sales of the Senior Lender Priority Collateral, in each case without interference by the Trustee or the Notes Collateral Agent or liability of the Administrative Agent or Lenders to the Trustee or the Notes Collateral Agent, except as expressly set forth in Section 2.2(i). During the Disposition Period, the Administrative Agent's use and occupancy of the real property included within the Senior Noteholder Priority Collateral shall not be exclusive and, provided that none of the following interferes in any respect with the Administrative Agent acting in connection with the exercise by the Administrative Agent of the rights afforded by this
         Section 2.2, including the liquidation, sale or other disposition of the Senior Lender Priority Collateral by the Administrative Agent: the Trustee and the Notes Collateral Agent shall have access to the Senior Noteholder Priority Collateral to preserve, protect, appraise and evaluate the Senior Noteholder Priority Collateral, to show it to potential purchasers and offer it for sale; PROVIDED, that, any sale, lease or other disposition of Senior Noteholder Priority Collateral closes only after the end of the Disposition Period. If the Administrative Agent conducts a public auction or private sale of the Senior Lender Priority Collateral at any of the real property included within the Senior Noteholder Priority Collateral, the Administrative Agent shall provide the Trustee with reasonable notice and use reasonable efforts to hold such auction or sale in a manner which would not unduly disrupt the Trustee's or the Notes Collateral Agent's use of such real property.

                  (h) If any order or injunction is issued or stay granted which prohibits the Administrative Agent from exercising any of its rights hereunder, then, at the Administrative Agent's option, the Disposition Period shall be stayed during the period of such prohibition and shall continue thereafter for the greater of (a) the number of days remaining in the Disposition Period, or (b) four months.

                  (i) In the event that the Administrative Agent elects to use some or all of the Premises as set forth in this Section 2.2, to the extent and for so long as the Administrative Agent occupies any or all Premises, the Administrative Agent shall be responsible for the ordinary course third party expenses related thereto, including, without limitation, costs with respect to heat, light, electricity, water and real property taxes with respect to that portion of any Premises so used or occupied. The Administrative Agent agrees to pay, indemnify and hold the Trustee and the Notes Collateral Agent harmless from and against any third party liability resulting from the gross negligence or willful misconduct of the Administrative Agent or any of its agents, representatives or invitees in its or their operation of such facilities. In the event, and only in the event, that in connection with its use of some or all of the Premises, the Administrative Agent requires the services of any employees of a Borrower or any other Loan Party (as such term is defined in the Credit Agreement) the Administrative Agent shall pay directly to any such employees the appropriate, allocated wages of such employees, if any, during the time periods that the Administrative Agent requires their services. The Administrative Agent shall promptly repair, at the




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         Administrative Agent's expense, any physical damage to the Senior
         Noteholder Priority Collateral caused by the Administrative Agent or any agent, representative or other person acting under the direction of the Administrative Agent during the use or occupancy of the Premises or the equipment by or on behalf of the Administrative Agent and the Senior Noteholder Priority Collateral so used or occupied shall be left in materially the same state of repair (ordinary wear and tear excluded) by the Administrative Agent at the expiration of the Disposition Period as existed upon the commencement of the Disposition Period. The Administrative Agent shall not be liable for any diminution in value of the Senior Noteholder Priority Collateral caused by the absence of the Senior Lender Priority Collateral actually removed or by any necessity of replacing the Senior Lender Priority Collateral or, subject to the immediately preceding sentence, for any other reason.

         2.3. DISTRIBUTION OF PROCEEDS OF COLLATERAL.

                  (a) All proceeds of Collateral resulting from the sale or other disposition of Collateral, whether or not in connection with or resulting from any Enforcement Action or Insolvency Proceeding, shall be distributed as follows: (i) if the Collateral is Senior Lender Priority Collateral, the proceeds shall be distributed first to the Administrative Agent until the Senior Lender Obligations shall have been Paid In Full and the balance, if any, to the Notes Collateral Agent for application in accordance with the Senior Noteholder Documents and (ii) if the Collateral is Senior Noteholder Priority Collateral, except to the extent that the proceeds are to be reinvested or held in a cash collateral account as expressly provided under the terms of the Indenture (as in effect on the date of this Agreement), the proceeds shall be distributed first to the Notes Collateral Agent until the Senior Noteholder Obligations shall have been Paid In Full and the balance, if any, to the Administrative Agent for application in accordance with the Senior Lender Documents. If, in the event of any sale or disposition of Senior Lender Priority Collateral and Senior Noteholder Priority Collateral in a single transaction or series of related transactions, the aggregate sales price shall have not been allocated in any agreement evidencing such sale or disposition between the Senior Lender Priority Collateral, on the one hand, and the Senior Noteholder Priority Collateral, on the other hand, being sold, then, solely for purposes of this Agreement, the portion of the aggregate sales price deemed to be proceeds of the Senior Lender Priority Collateral, on the one hand, and the Senior Noteholder Priority Collateral, on the other hand, shall be mutually determined by the Administrative Agent, the Term Loan B Agent (as such term is defined in the Credit Agreement), and the Notes Collateral Agent. In the event that the Administrative Agent, the Term Loan B Agent and the Notes Collateral Agent are unable to so mutually agree on the allocation of such sales price between proceeds of the Senior Lender Priority Collateral, on the one hand, and the Senior Noteholders Priority Collateral, on the other hand, then the portion of the aggregate sales price deemed to be proceeds of the Senior Noteholder Priority Collateral shall be equal to the Fair Market Value of the Senior Noteholder Priority Collateral, and the remainder shall be deemed to be proceeds of the Senior Lender Priority Collateral.

                  (b) Until written notice by the Administrative Agent to the Trustee of the Payment In Full of the Senior Lender Obligations, any proceeds constituting Senior Lender Priority Collateral which may be received by the Trustee or the Notes Collateral Agent shall be segregated and held in trust and promptly paid over to the




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         Administrative Agent, for the benefit of the Administrative Agent and the Lenders, in the same form as received, with any necessary endorsements. If the Trustee, or the Notes Collateral Agent, as the case may be, fails to make any such endorsement or assignment, the Administrative Agent is authorized to make the same as agent for the Trustee or the Notes Collateral Agent, as the case may be, (which authorization, being coupled with an interest, is irrevocable).

                  (c) Until written notice by the Trustee to the Administrative Agent of the Payment In Full of the Senior Noteholder Obligations, any proceeds constituting Senior Noteholder Priority Collateral which may be received by the Administrative Agent shall be segregated and held in trust and promptly paid over to the Notes Collateral Agent, for the benefit of the Trustee and the Noteholders, in the same form as received, with any necessary endorsements. If the Administrative Agent fails to make any such endorsement or assignment, the Notes Collateral Agent is authorized to make the same as agent for the Administrative Agent (which authorization, being coupled with an interest, is irrevocable).

                  (d) The provisions of this Section 2.3 are solely for the benefit of the Administrative Agent, on behalf of itself and the Lender, on the one hand, and the Trustee and the Notes Collateral Agent, on behalf of themselves and the holders of the Senior Notes, on the other hand, and not for the benefit of any other Person.

         2.4. INSURANCE. Unless and until written notice by the Administrative Agent to the Trustee that the Senior Lender Obligations have been Paid In Full, as between the Administrative Agent, on the one hand, and the Trustee and the Notes Collateral Agent, as the case may be, on the other hand, only, the Administrative Agent will have the sole and exclusive right to adjust or settle any insurance policy or claim covering the Senior Lender Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Senior Lender Priority Collateral. Unless and until written notice by the Trustee to the Administrative Agent that the Senior Noteholder Obligations have been Paid In Full, as between the Administrative Agent, on the one hand, and the Trustee and the Notes Collateral Agent, as the case may be, on the other hand, only, the Notes Collateral Agent will have the sole and exclusive right to adjust or settle any insurance policy covering the Senior Noteholder Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding solely affecting the Senior Noteholder Priority Collateral. To the extent that an insured loss covers both Senior Lender Priority Collateral and Senior Noteholder Priority Collateral, then the Administrative Agent and the Notes Collateral Agent will work jointly and in good faith to collect, adjust and/or settle under the insurance policy.

         2.5. CERTAIN COLLATERAL MATTERS. Each of the Administrative Agent, on the one hand, and the Trustee and the Note Collateral Agent, on the other hand, acknowledges and agrees that to the extent that it (or its agent) retains physical possession or control of any of the Collateral, it (or its agent) shall hold such Collateral on behalf of the other so that for purposes of perfecting



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any security interest or lien in any Collateral it acts and holds such
Collateral on behalf of the Administrative Agent, Term Loan B Agent, Lenders, Trustee, Notes Collateral Agent and Noteholders. Nothing in this Section 2.5 shall affect the relative priorities in and to the Senior Lender Priority Collateral, on the one hand, and Senior Noteholder Priority Collateral, on the other hand, all of which shall be governed by the other provisions of this Agreement.

3. INSOLVENCY PROCEEDINGS.

         3.1. FILING OF MOTIONS.

                  (a) The Trustee and the Notes Collateral Agent may file a proof of claim or statement of interest with respect to their interest in the Collateral in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Trustee and the Notes Collateral Agent imposed hereby. Unless and until written notice from the Administrative Agent to the Trustee that all of the Senior Lender Obligations have been Paid In Full, neither the Trustee nor the Notes Collateral Agent shall file any other pleadings or motions, take any position at any bankruptcy court hearing or any other hearing or proceeding of any nature whatsoever, or otherwise take any action whatsoever in respect of any of the Senior Lender Priority Collateral in any Insolvency Proceeding. Notwithstanding the prior sentence, the Trustee and the Notes Collateral Agent may respond to and defend against any objection or other response filed with respect to any proof of claim or statement of interest by the Trustee and the Notes Collateral Agent that asserts an interest in the Senior Lender Priority Collateral.

                  (b) The Administrative Agent may file a proof of claim or statement of interest with respect to its interest in the Collateral in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Administrative Agent imposed hereby. Unless and until written notice from the Trustee to the Administrative Agent that all of the Senior Noteholder Obligations have been Paid In Full, the Administrative Agent shall not file any other pleadings or motions, take any position at any bankruptcy court hearing or any other hearing or proceeding of any nature whatsoever, or otherwise take any action whatsoever in respect of any of the Senior Noteholder Priority Collateral in any Insolvency Proceeding. Notwithstanding the prior sentence, the Administrative Agent may respond to and defend against any objection or other response filed with respect to any proof of claim or statement of interest by the Administrative Agent that asserts an interest in the Senior Noteholder Priority Collateral.

         3.2. FINANCING ISSUES. If the Borrowers or any of the other Loan Parties become subject to any Insolvency Proceeding, and if the Administrative Agent or one more of the other Lenders desire to permit the usage of cash collateral under Section 363 of the Bankruptcy Code or to provide financing to the Borrowers or any of the Loan Parties under Section 364 of the Bankruptcy Code, in each instance secured by a security interest in any or all of the Senior Lender Priority Collateral, then the Trustee agrees that (i) notice received five (5) Business Days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice and (ii) it will raise no objection to such usage of cash collateral financing, other than, and limited solely, to the extent, if any, that such usage of cash




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collateral financing seeks to prime the Trustee's first priority security interest in the Senior Noteholder Priority Collateral or to provide for any lien or security interest in the Senior Noteholder Priority Collateral which is pari passu to the Trustee's first priority security interest in the Senior Noteholder Priority Collateral.

         3.3. EFFECTIVENESS. This Agreement shall be effective both before and after the commencement of an Insolvency Proceeding. All references in this Agreement to the Parent, the other Borrowers or any other Loan Party shall include the Parent, the other Borrowers and each of the Loan Parties as a debtor-in-possession and any receiver or trustee for the Parent, the other Borrowers and the other Loan Parties in any Insolvency Proceeding; PROVIDED, HOWEVER, that neither the Parent, the other Borrowers nor any of the other Loan Parties acting as a debtor-in-possession may enforce this Agreement in bankruptcy (provided, that this will not be deemed to affect or limit the rights of the Administrative Agent, on the one hand, or the Trustee and the Notes Collateral Agent, on the other hand, hereunder).

         3.4. OTHER BANKRUPTCY MATTERS.

                  (a) To the extent that the Trustee or the Notes Collateral Agent has or acquires rights under Section 362, Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Collateral, other than the Collateral constituting Senior Noteholder Priority Collateral, the Trustee and/or the Notes Collateral Agent, as the case may be, agrees not to assert any of such rights without the prior written consent of the Administrative Agent; PROVIDED, THAT, if requested by the Administrative Agent, the Trustee and/or the Notes Collateral Agent shall seek to exercise such rights in the manner requested by the Administrative Agent, including any rights to payments in respect of such rights. Each of the Trustee and the Notes Collateral Agent agrees to not initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action, objection or proceeding (i) challenging the enforceability of the Senior Lender Obligations, (ii) challenging the enforceability of any security interest on any assets or properties securing the Senior Lender Obligations or (iii) asserting any claims which the Borrowers, any other Loan Party or any other Person may hold with respect to the Administrative Agent or any Lender.

                  (b) To the extent that the Administrative Agent has or acquires rights under Section 362, Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Collateral, other than the Collateral constituting Senior Lender Priority Collateral, the Administrative Agent agrees not to assert any of such rights without the prior written consent of the Notes Collateral Agent; PROVIDED, THAT, if requested by the Trustee or the Notes Collateral Agent, the Administrative Agent shall seek to exercise such rights in the manner requested by the Trustee, or the Notes Collateral Agent, as the case may be, including any rights to payments in respect of such rights. The Administrative Agent agrees to not initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action, objection or proceeding (i) challenging the enforceability of the Senior Noteholder Obligations, (ii) challenging the enforceability of any security interest on any assets or properties securing the Senior Noteholder Obligations or (iii) asserting any claims which the Parent, the other Borrowers, any other Loan Party or any other Person may hold with respect to the Trustee, the Notes Collateral Agent or any Noteholder.

4. SENIOR NOTEHOLDER DOCUMENTS AND SENIOR LENDER DOCUMENTS.

         4.1. Parent, the other Borrowers, the other Loan Parties, the Trustee and the Notes Collateral Agent shall not at any time execute or deliver any amendment or other modification to any of the Senior Noteholder Documents which is inconsistent with or in violation of this Agreement.

         4.2. Parent, the other Borrowers, the other Loan Parties and the Administrative Agent shall not at any time execute or deliver any amendment or other modification to any of the Senior Lender Documents which is inconsistent with or in violation of this Agreement.

5. RELIANCE; WAIVERS; ETC.

         5.1. RELIANCE. The Credit Agreement, the other Senior Lender Documents and all related documents and agreements are deemed to have been executed and delivered, and all loans and other extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each of the Trustee and the Notes Collateral Agent expressly waives all notice of the acceptance of and reliance on this Agreement by the Administrative Agent and the Lenders.(1) The Indenture, the Senior Notes and all related documents and agreements are deemed to have been executed and delivered and all indebtedness provided thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Administrative Agent expressly waives all notices of the acceptance of and reliance by the Trustee, the Notes Collateral Agent and the Noteholders.

         5.2. NO WARRANTIES OR LIABILITY. The Trustee and the Notes Collateral Agent, on the one hand, and the Administrative Agent, on the other hand, acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of the Credit Agreement or any other Senior Lender Document or the Indenture, the Senior Notes or any other Senior Noteholder Document. Except as otherwise provided in this Agreement, the Trustee and the Notes Collateral Agent, on the one hand, and the Administrative Agent, on the other hand, will be entitled to manage and supervise their respective loans, extensions of credit and indebtedness to the Parent, the other Borrowers and the other Loan Parties, as the case may be, in accordance with law and their usual practices, modified from time to time as they deem appropriate.

         5.3. NO WAIVER OF SUBORDINATION OR OTHER PROVISIONS, ETC. No right of any party hereto to enforce subordination or any other right or benefit provided in this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by the Parent, the other Borrowers or any of the other Loan Parties with the terms and conditions of any of the Senior Lender Documents or the Senior Noteholder Documents.

--------------
(1) For example, and without limiting the generality of Section 10.1, if a new lender enters into the syndicate of Lenders under the Credit Agreement, then no notice of that lender's acceptance or reliance on this Agreement is necessary. The same would apply to any replacement, refinancing, refunding or restatement of the Credit Agreement.

6. OBLIGATIONS UNCONDITIONAL

         6.1. SENIOR LENDER OBLIGATIONS UNCONDITIONAL. Subject to compliance with the terms of this Agreement, all rights and interests of the Administrative Agent under this Agreement, and all agreements and obligations of the Trustee, the Notes Collateral Agent, the Parent, the other Borrowers and the other Loan Parties, to the extent applicable, hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement or any other Senior Lender Document;

                  (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Senior Lender Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of the Credit Agreement or any other Senior Lender Document;

                  (c) any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Senior Lender Obligations or any guarantee or guaranty thereof; or

                  (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Parent, the other Borrowers or any other Loan Party in respect of the Senior Lender Obligations, or of any of the Trustee, the Notes Collateral Agent, Borrowers or any other Loan Party, to the extent applicable, in respect of this Agreement.

         6.2. SENIOR NOTEHOLDER OBLIGATIONS UNCONDITIONAL. Subject to compliance with the terms of this Agreement, all rights and interests of the Trustee and the Notes Collateral Agent under this Agreement, and all agreements and obligations of the Administrative Agent, Borrowers and the other Loan Parties, to the extent applicable, hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of the Indenture or any other Senior Noteholder Document;

                  (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Senior Noteholder Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of the Indenture, the Senior Notes or any other Senior Noteholder Document;

                  (c) any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Senior Noteholder Obligations or any guarantee or guaranty thereof; or

                  (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, Borrowers or any other Loan Party in respect of the Senior Noteholder Obligations, or of any of the Administrative Agent, Borrowers or any other Loan Party, to the extent applicable, in respect of this Agreement.

7. MISCELLANEOUS.

         7.1. CONFLICTS. In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Lender Document or any Senior Noteholder Document, the provisions of this Agreement shall govern.

         7.2. CONTINUING NATURE OF PROVISIONS. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until all Senior Lender Obligations and all Senior Noteholder Obligations shall have been Paid In Full. This is a continuing agreement of subordination and other rights and benefits, and the Noteholders and the Lenders may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Borrowers or any other Loan Party on the faith hereof.

         7.3. AMENDMENTS; WAIVERS. No amendment or modification of any of the provisions of this Agreement by the Administrative Agent, on the one hand, or the Trustee and the Notes Collateral Agent, on the other hand, shall be deemed to be made unless the same shall be in writing and signed by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing and signed on behalf of the party making the same and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the party making such waiver or the obligations of the other party to such party in any other respect or at any other time.

         7.4. INFORMATION CONCERNING FINANCIAL CONDITION OF BORROWERS AND THE OTHER LOAN PARTIES. Each of the Trustee and the Notes Collateral Agent, on the one hand, and the Administrative Agent, on the other hand, hereby agree that the other has no duty to inform it regarding (i) the financial condition of Borrowers and each of the other Loan Parties and (ii) all other circumstances bearing upon the risk of nonpayment of the Senior Lender Obligations or the Senior Noteholder Obligations. The Trustee and the Notes Collateral Agent, on the one hand, and the Administrative Agent, on the other hand, hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Trustee or the Notes Collateral Agent, on the one hand, or the Administrative Agent, on the other hand, in their respective sole discretion, undertakes at any time or from time to time to provide any such information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

         7.5. CONSENT TO JURISDICTION; WAIVERS. THE PARTIES HERETO CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK, NEW YORK. THE PARTIES HERETO WAIVE TRIAL BY JURY, ANY OBJECTION TO ANY

ACTION INSTITUTED HEREUNDER BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO THE VENUE OF ANY ACTION INSTITUTED HEREUNDER.

         7.6. NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in, this Section 7.6) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

         7.7. FURTHER ASSURANCES. The Administrative Agent, the Trustee and the Notes Collateral Agent shall take such further action and shall execute and deliver to the other such additional documents and instruments (in recordable form, if requested) as either the Administrative Agent, on the one hand, or the Trustee or the Notes Collateral Agent, on the other hand, may reasonably request to effectuate the terms of and the subordination and other rights and benefits contemplated by this Agreement.

         7.8. GOVERNING LAW; SUCCESSORS AND ASSIGNS. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws and decisions of the State of New York. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. In the event of any refinancing, replacement, refunding or restatement of the Credit Agreement or any other Senior Lender Document, this Agreement and each of its provisions shall automatically, and without further act or deed on behalf of any Person, apply to the refinanced, replaced, refunded or restated agreement and/or other document, as the case may be and the holders of the indebtedness thereunder. In the event of any refinancing, replacement, refunding or restatement of the Indenture, the Senior Notes or any other Senior Noteholder Document, this Agreement and each of its provisions shall automatically, and without further act or deed on behalf of any Person, apply to the refinanced, replaced, refunded or restated indenture, notes, agreement and/or other document and the holders of the indebtedness thereunder.

         7.9. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         7.10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page by facsimile machine shall be as effective as delivery of a manually signed original signature page.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                 FLEET CAPITAL CORPORATION, as
                                 Administrative Agent


                                 By: /s/ Patrick Lee
                                    ------------------------------------------
                                 Name: Patrick Lee
                                       ---------------------------------------
                                 Title: Vice President
                                       ---------------------------------------


                                 Address for Notices:

                                 Fleet Capital Corporation
                                 One South Wacker Drive Suite 1400
                                 Chicago, IL 60606
                                 Attention: Kristina Lee
                                 Facsimile: (312) 332-6537

                                 With a copy to:

                                 Winston & Strawn
                                 200 Park Avenue
                                 New York, NY 10166
                                 Attention: William D. Brewer
                                 Telecopy No. 212-294-4700

                                      Wilmington Trust Company, not in its
                                      individual capacity but solely as Trustee,


                                      By: /s/ David A. Vanaskey, Jr.
                                         -------------------------------------
                                      Name: David A. Vanaskey, Jr.
                                      Title: Vice President

                                      Address for Notices:

                                      Wilmington Trust Company
                                      Rodney Square North
                                      1100 North Market Street
                                      Wilmington, DE  19890-0001
                                      Attention: Daniel A. Vanaskey, Jr.
                                      Telecopy No. 302-636-4143

                                      With a copy to:

                                      Stroock & Stroock & Lavan LLP
                                      180 Maiden Lane
                                      New York, NY  10038-4982
                                      Attention: Sahra Dalfen
                                      Telecopy No. 212-806-6006

                                       Wilmington Trust Company, not in its
                                       individual capacity but solely as Notes
                                       Collateral Agent,


                                       By: /s/ David A. Vanaskey, Jr.
                                          ------------------------------------
                                       Name: David A. Vanaskey, Jr.
                                       Title: Vice President

                                       Address for Notices:

                                       Wilmington Trust Company
                                       Rodney Square North
                                       1100 North Market Street
                                       Wilmington, DE  19890-0001
                                       Attention: Daniel A. Vanaskey, Jr.
                                       Telecopy No. 302-636-4143

                                       With a copy to:

                                       Stroock & Stroock & Lavan LLP
                                       180 Maiden Lane
                                       New York, NY  10038-4982
                                       Attention: Sahra Dalfen
                                       Telecopy No. 212-806-6006

                                     JACUZZI BRANDS, INC.
                                     BATHCRAFT, INC.
                                     ELJER PLUMBINGWARE, INC.
                                     GATSBY SPAS, INC.
                                     JACUZZI, INC.
                                     JUSI HOLDINGS, INC.
                                     REDMONT, INC.
                                     REXAIR, INC.
                                     SUNDANCE SPAS, INC.
                                     ZURN PEX, INC.
                                     USI AMERICAN HOLDINGS, INC.
                                     USI GLOBAL CORP.
                                     ZURCO, INC.
                                     ZURN INDUSTRIES, INC.


                                     By: /s/ Steven C. Barre
                                         ----------------------------------
                                     Name: Steven C. Barre
                                         ----------------------------------
                                     Title: Vice President
                                         ----------------------------------



                                     Address for Notices:

                                     Jacuzzi Brands, Inc.
                                     Phillips Tower - West Tower
                                     777 South Flagler Drive
                                     Suite 1108
                                     West Palm Beach, FL 33401
                                     Attention:  Chief Financial Officer
                                     Telecopy No.: (561) 514-3888

                                     with copies to:

                                     Jacuzzi Brands, Inc.
                                     Phillips Tower - West Tower
                                     777 South Flagler Drive
                                     Suite 1108
                                     West Palm Beach, FL 33401
                                     Attention:  Steven C. Barre
                                     Telecopy No.: (561) 514-3888
                                     and

                                     Davis Polk & Wardwell
                                     450 Lexington Avenue
                                     New York, NY 10017
                                     Attention:  Tiziana M. Tabucchi
                                     Telecopy No.: (212) 450-4800

ACKNOWLEDGED AND AGREED:

Asteria Company (f/k/a Elite Bath Company)
Baylis Brothers Inc.
Bruckner Manufacturing Corp. (f/k/a Farberware Inc.)
Carlsbad Corp. (f/k/a Odyssey Sports, Inc.)
Compax Corp.
Eljer Industries, Inc.
Environmental Energy Company
Gary Concrete Products, Inc.
HL Capital Corp.
Jacuzzi Whirlpool Bath, Inc.
KLI, Inc. (f/k/a Keller Ladders, Inc.)
Krikles Canada U.S.A., Inc. (f/k/a Selkirk Canada U.S.A., Inc.) Krikles Europe U.S.A., Inc. (f/k/a Selkirk Europe U.S.A., Inc.) Krikles, Inc. (f/k/a Selkirk, Inc.)
Lokelani Development Corporation
Luxor Industries Inc.
Maili Kai Land Development Corporation
Mobilite, Inc.
Nissen Universal Holdings Inc.
Outdoor Products LLC
PH Property Development Company
PLC Realty Inc. (f/k/a Prescolite Lite Controls, Inc.)
Rexair Holdings, Inc.
Sanitary - Dash Manufacturing Co., Inc.
SH 1 Inc.
Strategic Capital Management, Inc.
Strategic Membership Company
Streamwood Corporation (f/k/a Quantum Performance Films, Inc.) TA Liquidation Corp. (f/k/a Tommy Armour Golf Company)
Trimfoot Co.
TT Liquidation Corp.
UGE Liquidation Inc. (f/k/a W.K. 25, Inc.)
USI Atlantic Corp.
USI Capital, Inc.
USI Funding, Inc.
USI Properties, Inc.
USI Realty Corp.
Zurn (Cayman Islands), Inc.
Zurn Constructors, Inc. (f/k/a Advanco Constructors, Inc.)

Zurn EPC Services, Inc. (f/k/a National Energy Production Corporation) Zurnacq of California, Inc.


By: /s/ Steven C. Barre
    ----------------------------------------
Name:  Steven C. Barre
       -------------------------------------
Title: Vice President
       -------------------------------------

                      APPENDIX A TO INTERCREDITOR AGREEMENT

                                 (DEFINED TERMS)

                  "Administrative Agent" has the meaning set forth in the preamble to this Agreement.

                  "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. 101 et seq.).

                  "Credit Agreement" has the meaning set forth in the recitals to this Agreement.

                  "Collateral" means all property and interests in property now owned or hereafter acquired by Borrowers, Guarantors or any other Loan Party in which a security interest or mortgage lien is granted to the Administrative Agent, the Notes Collateral Agent or the Trustee.

                  "Enforcement Action" means, with respect to the Senior Lender Obligations or the Senior Noteholder Obligations, any demand for payment or acceleration of such obligations, the exercise of any rights and remedies with respect to any Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the Senior Lender Documents or the Senior Noteholder Documents, or applicable law.

                  "Fair Market Value" means the fair market value arising from a sale on an arms length basis, in a free market transaction, for cash, of the Senior Noteholder Priority Collateral based on a net orderly liquidation valuation (and not on any other basis, for example, an enterprise valuation or going concern valuation basis), net of liquidation expenses, of the Senior Noteholder Priority Collateral performed by a nationally recognized third party collateral appraisal firm (such as, for example, Hilco Appraisal Services, LLC) selected by the Administrative Agent and the Term Loan B Agent.

                  "Insolvency Proceeding" means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of Borrowers or any other Loan Party.

                  "Lenders" means the "Lenders" from time to time under and as defined in the Credit Agreement.

                  "Loan Party" means each Borrower, each Guarantor and each direct or indirect subsidiary of a Borrower which is now or hereafter becomes a party to any Senior Lender Document or Senior Noteholder Document.

                  "Material After-Acquired Property" means (i) equipment or fixtures acquired by the Parent or any other Borrower or any Loan Party after the date hereof which constitute accretions, additions or technological upgrades to the equipment or fixtures that form part of the Senior Noteholder Priority Collateral, (ii) any equipment, fixtures and real estate of the Parent or any other Borrower or any Loan Party acquired after the date hereof and in which a security interest or mortgage interest is granted in favor of the Trustee or the Notes Collateral Agent for the benefit of the Senior Noteholders in compliance with the Indenture (as in effect on the date of this Agreement).

                  "Noteholder" means any holder of a Senior Note or Senior
Notes.

                  "Paid In Full" and "Payment In Full" shall mean, with respect to the Senior Lender Obligations, indefeasible payment in full in cash of all of the Senior Lender Obligations or, other than in the case of Term Loan B, cash collateralization thereof (including through a satisfactory supporting letter of credit) on terms satisfactory to the holders thereof and termination of all commitments to extend credit under the Credit Agreement and, with respect to the Senior Noteholder Obligations, indefeasible payment in full in cash of all of the Senior Noteholder Obligations (including by way of defeasance thereof) and cancellation of the Senior Notes.

                  "Person" shall mean any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

                  "Premises" means any and all property or buildings (including, but not limited to, offices and manufacturing, warehouse and distribution facilities) that are included within the Senior Noteholder Priority Collateral.

                  "Senior Lender Documents" means the Credit Agreement, each promissory note issued thereunder, each Security Document (as defined in the Credit Agreement), each Mortgage (as defined in the Credit Agreement), the Administrative Agent Fee Letter (as defined in the Credit Agreement), the Term Loan B Agent Fee Letter (as defined in the Credit Agreement), each Guaranty Agreement (as defined in the Credit Agreement), each Letter of Credit (as defined in the Credit Agreement), and each other Loan Document (as defined in the Credit Agreement), as each may be amended, supplemented, restated or otherwise modified from time to time, and including any agreements and documents governing indebtedness incurred to refinance, replace, extend, renew, refund, repay, prepay, redeem, purchase, defease, retire, or issued in exchange or replacement for, all or any Senior Lender Obligations.

                  "Senior Lender Obligations" means all indebtedness, obligations and other liabilities (contingent or otherwise) payable to the Administrative Agent and the Lenders or affiliate of a Lender under the Credit Agreement or any other Senior Lender Document directly or indirectly by Borrowers or any other Loan Party and shall include, without limitation, Product Obligations (as defined in the Credit Agreement) and all interest accrued or accruing (or which would, absent the commencement of an Insolvency Proceeding, accrue) after the commencement of an Insolvency Proceeding in accordance with and at the rate specified in the Credit Agreement whether or not such interest is allowed as a claim in such Insolvency Proceeding. To the extent any payment with respect to any of the Senior Lender Obligations is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar Person, then such payment or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  "Senior Lender Priority Collateral" means all Collateral other than the Senior Noteholder Priority Collateral.

                  "Senior Noteholder Documents" means the Indenture, the Senior Notes, the Notes Collateral Agency Agreement (as defined in the Indenture), each Security Document (as defined in the Indenture), each Mortgage (as defined in the Indenture) and each Guarantee (as defined in the Indenture), as each may be amended, supplemented, restated or otherwise modified from time to time, and including any agreements and documents governing indebtedness incurred to refinance, replace, extend, renew, refund, repay, prepay, redeem, purchase, defease, retire, or issued in exchange or replacement for, all or any Senior Noteholder Obligations.

                  "Senior Noteholder Obligations" means all indebtedness, obligations and other liabilities (contingent or otherwise) payable to the Trustee, the Notes Collateral Agent and the Noteholders and the due and punctual performance of all other obligations under the Indenture, the Senior Notes and any other Senior Noteholder Document directly or indirectly by Borrowers or any other Loan Party and shall include, without limitation, all interest accrued or accruing (or which would, absent the commencement of an Insolvency Proceeding, accrue) after the commencement of an Insolvency Proceeding in accordance with and at the rate specified in the Senior Notes whether or not such interest is allowed as a claim in such Insolvency Proceeding. To the extent any payment with respect to any of the Senior Noteholder Obligations is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar Person, then such payment or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  "Senior Noteholder Priority Collateral" means all Collateral consisting of the Specified Properties and all equipment and fixtures located on the Specified Properties and any Material After-Acquired Property, as well as any cash proceeds of the foregoing contained in a cash collateral account pursuant to the terms and conditions of the Indenture.

                  "Specified Properties" means, initially, each parcel of real property and the improvements thereto owned by the Parent or another Borrower and identified on Schedule I hereto, and includes each other parcel of real property and improvements thereto with respect to which a mortgage lien is granted in favor of the Trustee or the Notes Collateral Agent for the benefit of the Noteholders in compliance with the Indenture (as in effect on the date this Agreement).

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code of the State of New York, as amended.

                                   SCHEDULE I

                              SPECIFIED PROPERTIES


------------- ------------------------------------------
                          PROPERTY LOCATION
  PROP NO               ADDRESS/COUNTY/STATE
------------- ------------------------------------------
------------- ------------------------------------------
          1.        13951 Monte Vista, Chino, CA
                        San Bernadino County
                             CALIFORNIA
------------- ------------------------------------------
------------- ------------------------------------------
          2.     263 East Gardena Blvd., Gardena, CA
                         Los Angeles County
                             CALIFORNIA
------------- ------------------------------------------
------------- ------------------------------------------
          3.     1747 Commerce Way, Paso Robles, CA
                       San Luis Obispo County
                             CALIFORNIA
------------- ------------------------------------------
------------- ------------------------------------------
          4.              4408 Airport Rd.,
                           Plant City, FL
                         Hillsborough County
                               FLORIDA
------------- ------------------------------------------
------------- ------------------------------------------
          5.    53 Empire Expressway, Swainsboro, GA
                           Emanuel County
                               GEORGIA
------------- ------------------------------------------
------------- ------------------------------------------
          6.            1900 W. Hively Ave.,
                           Elkhart County
                               INDIANA
------------- ------------------------------------------
------------- ------------------------------------------
          7.    5900 Elwin Buchanan Dr., Sanford, NC
                             Lee County
                           NORTH CAROLINA
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          8.      921 S. Ellsworth Ave., Salem, OH
                          Columbiana County
                                OHIO
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          9.        1301 Raspberry St., Erie, PA
                             Erie County
                            PENNSYLVANIA
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         10.               1301 Eljer Way,
                            Ford City, PA
                          Armstrong County
                            PENNSYLVANIA
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         11.  Schenley Industrial Park Bldgs 10, 20, 30
                          Armstrong County
                            PENNSYLVANIA
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                                      A-4

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         12.        Highway 11 East, Commerce, TX
                             Hunt County
                                TEXAS
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         13.       2117 Interstate 20, Abilene, TX
                            Taylor County
                                TEXAS
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         14.           Route 640, Milford, VA
                           Caroline County
                              VIRGINIA
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         15.      230 Seventh Street, Cadillac, MI
                           Wexford County
                              MICHIGAN
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         16.               321 Mills Road
                           Waynesboro, GA
                            Burke County
                               GEORGIA
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                                      A-5